UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 12, 2001


                               CAPLAN CORPORATION
                (Changed herein to Mid-Power Service Corporation
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     2-85602-D                 87-0398403
  -------------------          ---------------           -------------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of               File Number)            Identification No.)
   incorporation)


                340 Lewis Street
               Las Vegas, Nevada                                89101
  -----------------------------------------                  -----------
   (Address of principal executive offices)                   (Zip Code)


                                 (702) 319-7153
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                 Special Note About Forward-Looking Information

         The report contains certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third-party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources. When used in this document, the words "anticipate," "believe," "estimate," "expect" and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT
--------------------------------------------------------------------------------

         On March 12, 2001, eight individuals purchased an aggregate of 1,500,000 shares of restricted common stock (187,500 each) from six stockholders of Caplan Corporation (the "Registrant"), at a price of $0.22 per share. The purchasers were Ed Zimbelman, Cliff Johnson, Juna Light, Julie Hollenback, Brenda Gabler, Kenneth M. Emter, Randall F. Kiefer, and Denise Isabella, and the sellers were Keith A. Cannon (100,000 shares), Ronnie Hinze (20,000 shares), Jerry Spilsbury (150,000 shares), Dix Turnbow (30,000 shares), Vector Capital, LLC (100,000 shares), and the Clemons F. Walker and Leslie A. Walker Family Trust dated April 14, 1998 (1,100,000 shares). Additionally, for the sum of $25,000 (which will be credited against the purchase price if the option is exercised), Kenneth M. Emter purchased an irrevocable proxy to vote 500,000 shares of common stock and an option to purchase 100,000 shares of restricted common stock from the Clemens F. Walker IRA Account. If the option is exercised, Emter will pay the Clemens F. Walker IRA Account an additional $50,000 upon exercise. Both the irrevocable proxy and the option expire on August 31, 2001. The purchasers used personal funds to purchase the securities in the above-referenced transactions. As a result of the foregoing transactions, set forth below is the name of each person who owns of record, or is known by the Registrant to own beneficially, 5% or more of the 3,600,793 shares of the issued and outstanding common stock of the Registrant as of March 26, 2001.

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

     Name                Nature of Ownership              Number       Percent
     ----                -------------------             ------       -------
Clemons F. Walker    Record and beneficial                  16,729       0.5%
                     Beneficial (held in IRA account
                     and Family Trust)                   1,002,500      27.8
                                                         ---------
                                                         1,019,229      28.5

Keith A. Cannon      Record and beneficial                 168,708       4.7
                     Beneficial (held in IRA account)       46,900       1.3
                                                         ---------
                                                           215,608       6.0

Ed Zimbelman         Record and beneficial                 187,500       5.2

Cliff Johnson        Record and beneficial                 187,500       5.2

Juna Light           Record and beneficial                 187,500       5.2

Julie Hollenback     Record and beneficial                 187,500       5.2

Brenda Gabler        Record and beneficial                 187,500       5.2

Kenneth M. Emter     Record and beneficial                 187,500       5.2

Randall F. Kiefer    Record and beneficial                 187,500       5.2

Denise Isabella      Record and beneficial                 187,500       5.2
                                                         ---------
            Total                                        2,734,837      76.0%
                                                         =========      =====
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                              ITEM 5. OTHER EVENTS
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         Immediately  following the change in control,  the  stockholders of the
Registrant, by majority written consent, elected a new board of directors consisting of Kenneth M. Emter, Gorman King, Sr. and Michael T. Maloney. The new board then determined, by unanimous written consent and subject to stockholder approval, to effect a two-to-one reverse split in the common stock of the Registrant and to change the name of the Registrant to "Mid-Power Service Corporation." The stockholders then, by majority written consent, voted to
effect  the  two-to-one   reverse  split  of  the  Registrant's   common  stock,
authorizing the board of directors to set the record date for the reverse split, and to change the name of the Registrant as approved by the board of directors.

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
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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPLAN CORPORATION



Dated:  March 27, 2001                          By:  /s/ Kenneth M. Emter
                                                     --------------------------
                                                     Kenneth M. Emter,
                                                     Secretary/Treasurer



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